SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report January 7, 2005
                                        ---------------
              (Date of earliest event reported) (December 31, 2004)


                       NEW YORK REGIONAL RAIL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                        000-28583             13-3081571
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
incorporation or organization)                               Identification No.)


                   4302 First Avenue, Brooklyn, New York 11232
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 788-3690
                                                           --------------

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


As of December 31, 2004, Gordon Kuhn resigned as Chairman and as a member of the Board of Directors of New York Regional Rail Corporation ( the "Company"). Mr. Kuhn did not resign as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 7, 2005



                                            NEW YORK REGIONAL RAIL CORPORATION
                                                    (Registrant)



                                            By:/s/Ronald Bridges
                                            Name: Ronald Bridges
                                            Title:Chief Executive Officer